IXI Mobile Brings -

“Mobile Data for the Masses”



Forward Looking Statements

This slide show contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about IXI and its business. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of IXI's management team, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which IXI is engaged; fluctuations in client demand; management of rapid growth; intensity of competition from other providers of project management and construction claims services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the IXI's filings with the Securities and Exchange Commission (the "SEC"). The information set forth herein should be read in light of such risks. IXI assumes no obligation to update the information contained in this investor presentation.

IXI Overview

- The provider of Ogo
  - A "Blackberry" for the masses
  - Target market - young adults (13-23) and Professional Consumers
  - Business model - one time fee for Ogo and recurrent monthly services per subscriber

- Key performance points:
  - Revenue of ~$13M in 2006 (YoY growth of 62%)
  - Additional, Deferred Revenue of ~$13M in 2006 (items shipped but not yet recognized
  - 120,000 active subscribers (September, 2007)
  - 12 customer wins in 11 countries (November, 2007), with 8 launches;

- A global company, optimizing cost/performance:
  - Headquartered in Belmont, California
  - R&D facilities in Israel and Romania
  - Manufacturing in China
  - ~160 employees

- Stock overview:
  - Common shares - IXMO.OB
  - Warrants (IXMOW.OB) are trading with strike price of $5, redeemable when shares at $8.5
  - IXI has applied for listing on the NASDAQ Global Market

Compelling Investment Opportunity

- Virtually Untapped Market - Affordable Mobile Data
  - Over 1,100 million email users worldwide
  - Currently 11 million Blackberry users
- Exciting Business Model
  - Mass market appeal - cost effective solution
  - Recurring service revenues
  - Recent launches with leading worldwide wireless mobile carriers
- Management Team with Strong Record
  - Experience in successfully growing telecommunications companies
- Excellent Time to Invest
  - IXI has grown from 0 to 120,000 subscribers in 8 quarters
  - IXI has potential for significant growth


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Our Product – Ogo

- An end-to-end solution including hand-held devices and hosted services that deliver popular mobile applications such as:
  - Instant Messaging, e.g. AOL, Yahoo!, MSN, ICQ;
  - Email
  - Text Messages (SMS)
  - Voice
  - Multimedia with MP3 and Video
  - Web Browser
  - Contacts, Calendar, News and more …



- IXI sells Ogo with corresponding monthly service to mobile operators and ISPs (Internet Service Providers) worldwide
  - One-time device revenue
  - Recurring monthly service revenue

Ogo – End User Target Markets

- Consumers - including mobile youth and students
  - Emphasis on connectivity and self expression
  - Instant messaging still the killer app
  - Social networking, broadcasting, collaboration, content creation part of every day routine

- Pro-Sumers - independent professionals, small and medium enterprises (SME)
  - Emphasis on productivity, especially email - POP3, IMAP, MSN Hotmail, multiple email accounts
  - Robust PIM application including Calendar and Contacts
  - Synchronization over-the-air (OTA)
  - Up-to-date information and alerts (RSS feeds)





Leading Mobile Data Devices

	Device Type	Target Consumers	Retail Price*	Monthly Data Service
	Ogo	Young Adults/ Prosumers	$0** – $99	$12–$18
	**Blackberry**	Corporations	$200-400	$40-50+
	**Treo or Smartphone**	Professionals	$200-500	$40-50+
	**Sidekick**	Young Adults	$200-300	$30

* Based on publicly available information; prices may change periodically and by channel.
** Fully subsidized by the service provider.

Mobile Data - A Powerful Opportunity

Mobile Voice vs. Data Revenues in Western Europe 2001-2008 ($B)



250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
$37B of non-SMS data revenue will be added in Europe alone
2005 - SMS revenues account for over 50% of total data revenues
Data - Other
Data - SMS
Voice

Source: Gartner, RIM, Mobile Data Services, Western Europe, 2001 - 2008

IXI Announced Customers

- **Germany: Vodafone** - The largest operator in Germany with 32 million subscribers and a subsidiary of Vodafone Group with 232 million subscribers world wide
- **Germany: 1&1** - One of the world's largest hosting companies with 5 million subscribers
- **Switzerland: Swisscom Mobile** - The largest mobile operator in Switzerland
- **Austria: mobilkom** (a Vodafone company) - largest mobile operator in Austria with over 3.6 million subscribers
- **Taiwan: Far EasTone** - second largest mobile operator in Taiwan, over 6 million subscribers and highest penetration in teens markets
- **Luxemburg: LuxGSM** (a Vodafone company) - largest mobile operator in Luxemburg
- **Russia: Vimpelcom** - one of the leading mobile operators in Russia serving more than 47 Million subscribers
- **US: Revol** - a cutting-edge brand offering a simple, affordable mobile phone service to customers that includes unlimited voice service, and unlimited messaging

IXI Announced Customers Cont.

- **Turkey: Dogan group** - the largest Media conglomerate owning e-kolay.net and DOL, major ISPs and Portal in Turkey
- **Ghana: Onetouch** - one of the leading mobile operators in Ghana
- **Uruguay: ANCEL** - The largest mobile operator in Uruguay
- **Malaysia: In Mobile Solution** - a large distributor selling to most of the large mobile operators in Malaysia

IXI Customers' Campaigns

- IXI customers' owning the consumer marketing and selling
- IXI contributes a minor budget for such commercial launches, mostly by providing supporting material and participating in tactical events



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Germany

- **United Internet** (1&1, GMX & WEB.DE) - One of Europe's largest Internet providers (56 million email user accounts)
- 1&1 - One of the world's largest hosting companies (5 million customer contracts)
- Ogo sold in conjunction with **Vodafone Germany**
- End-user price
  - Device: Free with 24 months service plan
  - Service: 9.99 Euro per month, unlimited data


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Switzerland

- **Swisscom Mobile** - The largest mobile operator in Switzerland
- Service launched in November 2005
- Significant marketing investment - TV, newspapers, Internet and point-of-sale
- End-user price
  - Device: as low as 19 CHF, with 24 month service plan
  - Service: 19-25 CHF per month, unlimited data


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Austria

- **mobilkom austria** - a Vodafone partner company, the largest cellular operator in Austria (3.6M subs) and one of the largest operators in Central Europe (over 10M subs)
- Service launched in June 2007, sold at A1 shops and on-line
- Dedicated web site - www.myogo.at
- End-user price
  - Device: 99 Euro with 24 month service
  - Service: 9.90 Euro per month, unlimited instant messaging, emails and browsing on Vodafone live!



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Selected Financial Information*

		Q3/05	Q4/05	Q1/06	Q2/06	Q3/06	Q4/06	Q1/07	Q2/07	Q3/07
Revenue (in $K)	Ogo	150	590	1,642	3,437	3,309	3,355	2,632	2,511	4,037
	Service	-	15	89	175	217	393	465	545	688
	Others	68	138	8	117	50	138	27	114	40
	Total	**218**	**743**	**1,739**	**3,729**	**3,575**	**3,886**	**3,123**	**3,170**	**4,764**
Deferred Revenue (Ogo only) (in $K)		$673	$4,175	$3,510	$6,843	$10,954	$12,415	$11,686	$11,691	$11,237
Ogo ASP (in $)		$150	$168	$164	$182	$166	$168	$169	$170	$185
Monthly Service ASP (in $)		-	$2.7	$2.8	$2.2	$1.6	$2.0	$1.9	$1.8	$2.1
Units shipped per Q **		4,000	24,000	6,000	40,000	45,000	28,000	11,000	14,000	18,000
Units shipped (cummulative)		5,000	30,000	35,000	75,000	120,000	148,000	159,000	172,000	190,000
Subscribers **		-	4,500	14,500	33,000	53,000	73,000	89,000	104,000	120,000
Customers - launched		1	2	3	4	4	5	5	6	6

* Unaudited

** Numbers are rounded

The Upside Potential

	RIM*	IXI**
Total Subscriber base	11,000,000	120,000
Subscribers outside of U.S.	~3,500,000	120,000
Number of carriers (outside U.S.)	~300	6
Average # of subs per carrier (outside U.S.)	~11,700	~20,000
Product ASP	$353	$185
Enterprise Valuation per subscriber	$4,997	$769

** IXI analysis based on RIM published information, Preliminary Second Quarter Results (October 4) and IXI estimations*
*** IXI information as of September 30, 2007*

IXI Leadership

- Amit Haller, CEO
  - 17 years of experience in wireless communications and business development
  - Founder and CEO of Butterfly, sold to Texas Instruments in 1999
  - Managed the Bluetooth technology division at Texas Instruments
- Gideon Barak, Co-Chairman
  - Over 25 years experience in the communications industry
  - Founder and CEO of DSP Communications (DSPC) - sold to Intel Corporation
  - Founder and Chairman of Envara, Inc. and Butterfly VLSI, Ltd. - sold to Intel Corporation and Texas Instruments, respectively
  - Director of Modem-Art Ltd. and Widcomm, Inc. when they were acquired by Agere Systems and Broadcom Corporation, respectively
- Israel Frieder, Co-Chairman
  - Over 30 years of experience in the telecommunications and IT sectors
  - President & CEO of Kardan Communications, a private investment company
  - President of ECI Telecom/DNI-USA (NASDAQ: ECIL)
  - Member of the Board of Directors at several public and private companies
  - Recipient of Israel Defense Prize in 1979 and Israel Kaplan Prize in 1986

Risk Factors

- Please refer to the "Risk Factors" section in our filings.
  - Unknown churn: to date we do not know our customers churn rate, but we expect the number of subscribers to be reduced from time to time due to deactivation of some of our customers' subscribers
  - Nasdaq listing: in addition to any other qualification requirement for Nasdaq listing, Nasdaq authorities have absolute discretion to deny listing
  - Information in this presentation reflect our internal interpretation, analysis and beliefs only
  - While the contract with carriers prohibit them from returning unsold units, we can not guarantee that our customer will not demand us to do so in the future
  - The company's forecast is based on management's estimate of current and future opportunities; some or all of these opportunities may never materialize. Existing customers of the company may stop selling Ogo at any given time
  - Although currently company management has not identified a direct competition, such competition may arise at any given time

